Exhibit 99.47

                       GE CAPITAL MORTGAGE SERVICES, INC.
                             SERVICER'S CERTIFICATE
                                 December, 1998
           Series 1998-14, REMIC Multi-Class Pass-Through Certificates


Pursuant to the Pooling and Servicing Agreement dated as of September 1, 1998 (the "Agreement") between GE Capital Mortgage Services, Inc. (the "Company") and State Street Bank (the "Trustee"), governing the Certificates referred to above, the Company hereby certifies to the Trustee:

With respect to the Agreement and as of the Determination Date for this month:

A.   Mortgage Loan Information:

 1.     Aggregate scheduled Monthly Payments:
        (a)    Principal                                       $     406,462.09
                                                                  --------------
        (b)    Interest                                        $   3,074,316.79
                                                                  --------------
        (c)    Total                                           $   3,480,778.88
                                                                  --------------

 2.     Aggregate scheduled Monthly Payments received this month:
        (a)    Principal                                       $     336,718.41
                                                                  --------------
        (b)    Interest                                        $   2,542,029.53
                                                                  --------------
        (c)    Total                                           $   2,878,747.94
                                                                  --------------

 3.     Aggregate Monthly Advances this month:
        (a)    Principal                                       $      69,743.68
                                                                  --------------
        (b)    Interest                                        $     532,287.26
                                                                  --------------
        (c)    Total                                           $     602,030.94
                                                                  --------------

 4.     Aggregate Principal Prepayments in part received in the
         applicable Prepayment Period:
        (a)    Principal                                       $      81,300.61
                                                                  --------------

 5. Aggregate Principal Prepayments in full received in the applicable Prepayment Period:
        (a)    Principal                                       $   6,086,271.82
                                                                  --------------
        (b)    Interest                                        $      36,386.61
                                                                  --------------
        (c)    Total                                           $   6,122,658.43
                                                                  --------------

 6.     Aggregate Insurance Proceeds received:
        (a)    Principal                                       $           0.00
                                                                  --------------
        (b)    Interest                                        $           0.00
                                                                  --------------
        (c)    Total                                           $           0.00
                                                                  --------------

 7.     Aggregate Liquidation Proceeds received:
        (a)    Principal                                       $           0.00
                                                                  --------------
        (b)    Interest                                        $           0.00
                                                                  --------------
        (c)    Total                                           $           0.00
                                                                  --------------

 8.     Aggregate Deficient Valuations with respect to the Mortgage
        Loans during the prior month:                          $           0.00
                                                                  --------------

 9.     Aggregate Debt Service Reductions with respect to the Mortgage Loans
        during the prior month:                                $           0.00
                                                                 ---------------

 10.    Aggregate Purchase Prices for Defaulted Mortgage Loans:
        (a)    Principal                                       $           0.00
                                                                 ---------------
        (b)    Interest                                        $           0.00
                                                                 ---------------
        (c)    Total                                           $           0.00
                                                                 ---------------

 11.    Aggregate Purchase Prices for Defective Mortgage Loans:
        (a)    Principal                                       $           0.00
                                                                 ---------------
        (b)    Interest                                        $           0.00
                                                                 ---------------
        (c)    Total                                           $           0.00
                                                                 ---------------

12.     Pool Scheduled Principal Balance:                      $ 502,651,249.28
                                                                 ---------------

13.     Available Funds:                                       $   9,433,568.00
                                                                 ---------------

14.     Realized Losses for prior month:                       $           0.00
                                                                 ---------------

15.     Aggregate Realized Losses
           (a)   Aggregate Realized Losses:          $                     0.00
                                                        ------------------------
           (b)   Deficient Valuations:               $                     0.00
                                                        ------------------------
           (c)   Debt Service Reductions:            $                     0.00
                                                        ------------------------
           (d)   Bankruptcy Losses:                  $                     0.00
                                                        ------------------------
           (e)   Special Hazard Losses:              $                     0.00
                                                        ------------------------
           (f)   Fraud Losses:                       $                     0.00
                                                        ------------------------
           (g)   Excess Bankruptcy Losses:           $                     0.00
                                                        ------------------------
           (h)   Excess Special Hazard Losses:       $                     0.00
                                                        ------------------------
           (i)   Excess Fraud Losses:                $                     0.00
                                                        ------------------------

16.      Non-Credit Losses:                                    $           0.00
                                                                  --------------

17.      Compensating Interest Payment:                        $       7,871.34
                                                                  --------------

18.      Total interest payments:                              $   2,859,533.47
                                                                  --------------

19. Interest
                               Unpaid Class
       Accrued Certificate  Interest Shortfalls   Interest
Class       Interest                               Payable         Pay-out Rate
-----       --------        -------------------    -------         ------------
R      $              0.00  $              0.00  $         0.00   %  0.000000000
PO     $              0.00  $              0.00  $         0.00   %  0.000000000
A1     $        337,465.77  $              0.00  $   337,465.77   %  6.249999955
A2     $        412,792.33  $              0.00  $   412,792.33   %  6.349999949
A3     $         13,610.17  $              0.00  $    13,610.17   %  6.350001555
A4     $        202,729.01  $              0.00  $   202,729.01   %  6.500000034
A5     $        120,915.40  $              0.00  $   120,915.40   %  6.219529822
A6     $         34,614.55  $              0.00  $    34,614.55   %  9.614537269
A9     $         41,910.47  $              0.00  $         0.00   %  6.750000455
A10    $        385,141.59  $              0.00  $   385,141.59   %  6.750000042
A11    $        125,718.01  $              0.00  $   125,718.01   %  6.199999795
A12    $        537,599.96  $              0.00  $   537,599.96   %  6.500000047
A7     $        519,234.91  $              0.00  $   172,326.65   %  8.232124487
A8     $          9,654.19  $              0.00  $     9,654.19   %  6.750003085
RL     $              0.00  $              0.00  $         0.00   %  0.000000000
M      $         54,641.71  $              0.00  $    54,641.71   %  6.750000297
B1     $         23,628.85  $              0.00  $    23,628.85   %  6.750000939
B2     $         13,289.49  $              0.00  $    13,289.49   %  6.749117744
B3     $         11,814.42  $              0.00  $    11,814.42   %  6.749999689
B4     $          5,907.21  $              0.00  $     5,907.21   %  6.749999721
B5     $          8,863.69  $              0.00  $     8,863.69   %  6.749996364

20.      Principal Distribution Amount:                         $  6,574,034.53
                                                                   -------------

21.     Principal Distribution Amount per Certificate:

                                 Principal Distribution      Accrual Amount
                                 ----------------------      --------------
        Class R                  $                0.00       $         0.00
        Class PO                 $              592.56       $         0.00
        Class A1                 $          442,554.17       $         0.00
        Class A2                 $                0.00       $         0.00
        Class A3                 $                0.00       $         0.00
        Class A4                 $          162,861.75       $         0.00
        Class A5                 $        3,828,826.21       $         0.00
        Class A6                 $          709,041.89       $         0.00
        Class A9                 $          269,547.97       $    41,910.47
        Class A10                $          921,158.07       $         0.00
        Class A11                $          166,196.76       $         0.00
        Class A12                $          443,942.29       $         0.00
        Class A7                 $                0.00       $   346,908.26
        Class A8                 $            1,369.69       $         0.00
        Class SUP                $                0.00       $         0.00
        Class RL                 $                0.00       $         0.00
        Class M                  $            7,752.30       $         0.00
        Class B1                 $            3,352.35       $         0.00
        Class B2                 $            1,885.45       $         0.00
        Class B3                 $            1,676.17       $         0.00
        Class B4                 $              838.09       $         0.00
        Class B5                 $            1,257.54       $         0.00

22.     Additional distributions to the Class R Certificate pursuant to the
        Agreement:
                                                                $          0.00
                                                                   -------------

23.     Additional distributions to the Class RL Certificate pursuant to the
        Agreement:
                                                                $          1.74
                                                                   -------------

24.     Subordinate Certificate Writedown Amount:               $          0.00
                                                                   -------------

                                                        Accumulative
                Class       Supported Shortfall     Supported Shortfall
                -----       -------------------     -------------------
                  B1        $              0.00     $              0.00
                  B2        $              0.00     $              0.00
                  B3        $              0.00     $              0.00
                  B4        $              0.00     $              0.00
                  B5        $              0.00     $              0.00

25.     Unanticipated Recoveries:                               $          0.00
                                                                   -------------

26. The Certificate Interest Rate applicable to the Interest Accrual Period relating to such Distribution Date applicable to any floating index certificate.

                Class                  Certificate Interest
                                              Rates
         Class  A5                 %              6.21952982
         Class  A6                 %              9.61453727

B.   Other Amounts for such Distribution Date:

1.      Prepayment Distribution
        Triggers satisfied:
                        Yes         No
         Class-B1        X
         Class-B2        X
         Class-B3        X
         Class-B4        X
         Class-B5        X

 2.     Base Servicing Fee amount:                            $      102,993.21
                                                                     -----------

 3.     Supplemental Servicing Fee amount:                    $      146,210.93
                                                                     -----------

 4.     Credit Losses for prior month:                        $            0.00
                                                                     -----------
                                                  Category  Category  Category
                                                      A         B         C
 5.     Senior Percentage:            % 95.868366    N/A       N/A       N/A
                                       -----------   ----    ------    ------

 6.     Group I Senior Percentage:
                                      %       N/A    N/A       N/A       N/A
                                       -----------   ----    ------    ------

 7.     Group II Senior Percentage:
                                      %       N/A    N/A       N/A       N/A
                                       -----------   ----    ------    ------

 8.     Senior Prepayment Percentage:
                                      %100.000000    N/A       N/A       N/A
                                       -----------   ----    ------    ------

 9.     Group I Senior Prepayment
        Percentage:                   %       N/A    N/A       N/A       N/A
                                       -----------   ----    ------    ------

 10.    Group II Senior Prepayment
        Percentage:                   %       N/A    N/A       N/A       N/A
                                       -----------   ----    ------    ------

 11.    Junior Percentage:            %  4.131634
                                       -----------

 12.    Junior Prepayment Percentage:
                                      %  0.000000
                                       -----------

Capitalized terms used in this Certificate shall have the same meanings as in the Agreement.

                                            GE CAPITAL MORTGAGE SERVICES, INC.

                                            By:  /s/ Tim Neer
                                            -------------------------------
                                            Name:    Tim Neer
                                            Title:   Vice President
                                                     Investor Operations